Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of February 4, 2015, by CIO LOGAN TOWER, LIMITED PARTNERSHIP, a Delaware limited partnership (“Joining Party”), and delivered to KeyBank National Association, as Agent, pursuant to §5.5 of the Credit Agreement dated as of April 21, 2014, as amended by that certain First Amendment to Credit Agreement dated as of June 13, 2014 and from time to time in effect (the “Credit Agreement”), among CITY OFFICE REIT OPERATING PARTNERSHIP, L.P. (the “Parent Borrower”), the Subsidiary Credit Parties, KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

A. Joining Party is required, pursuant to §5.5 of the Credit Agreement, to become an additional Subsidiary Credit Party under the Credit Agreement, the Notes, and the Indemnity Agreement.

B. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Credit Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

1. Joinder. By this Joinder Agreement, Joining Party hereby becomes a “Subsidiary Borrower”, a “Borrower” and a “Maker” under the Credit Agreement, the Notes, the Indemnity Agreement, and the other Loan Documents with respect to all the Obligations of Borrowers now or hereafter incurred under the Credit Agreement and the other Loan Documents. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Subsidiary Borrower, a Borrower and a Maker under the Credit Agreement, the Notes, the Indemnity Agreement and the other Loan Documents from and after the Effective Date.

2. Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as applied to Joining Party as a Subsidiary Borrower and a Borrower on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents of the Subsidiary Credit Parties are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Subsidiary Borrower.

3. Joint and Several. Joining Party hereby agrees that, as of the Effective Date, the Credit Agreement, the Notes, the Indemnity Agreement and the other Loan Documents heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party, and upon request by Agent, will promptly become a party to the Credit Agreement, the Notes, the Indemnity Agreement and the other Loan Documents to confirm such obligation.

4. Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6. Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

7. The effective date (the “Effective Date”) of this Joinder Agreement is February 4, 2015.

IN WITNESS WHEREOF, Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.

“JOINING PARTY”

CIO LOGAN TOWER, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CIO Logan Tower GP, LLC,
a Delaware limited liability company,
its sole General Partner

By:	/s/ James Farrar
Name:	James Farrar
Title:	President

[SEAL]

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President